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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): July 30, 2003


                            Park-Ohio Holdings Corp.
             (Exact name of registrant as specified in its charter)


            Ohio                       000-03134                34-1867219
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               23000 Euclid Avenue
                            Cleveland, Ohio   44117
                    (Address of principal executive offices)


                                 (216) 692-7200
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit
Number        Description
------        -----------

99.1          Park-Ohio Holdings Corp. second quarter press release, dated
              July 30, 2003.

Item 12.  Regulation FD Disclosure

On July 30, 2003, the Company issued a press release announcing its second quarter 2003 results and the commencement of its new senior credit facility. The press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the fiscal 2003 second quarter.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Park-Ohio Holdings Corp.
                                             (Registrant)

Date: July 30, 2003                            /s/ Richard P. Elliott
                                             ---------------------------
                                             Vice President and Chief
                                             Financial Officer




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                                  Exhibit Index


Exhibit
Number        Description
------        -----------

99.1          Park-Ohio Holdings Corp. second quarter press release, dated
              July 30, 2003.